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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)             June 24, 2003
                                                        -----------------------


                            Kimco Realty Corporation
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             (Exact name of registrant as specified in its chapter)


     Maryland                          1-10899                  13-2744380
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


          3333 New Hyde Park Road
          New Hyde Park, New York                                11042-0020
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code             (516) 869-9000
                                                          ---------------------

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          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits.

The items listed below are filed as exhibits and are incorporated by reference into the registration statement on Form S-3 and all amendments thereto (No. 333-106083).

Exhibits

         1(a) U.S. Underwriting Agreement, dated June 24, 2003, by and between UBS Securities LLC and Kimco Realty Corporation.

         1(b) U.S. Terms Agreement, dated June 24 2003, by and between UBS Securities LLC and Kimco Realty Corporation.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Kimco Realty Corporation
                                                 --------------------------
                                                        (Registrant)

Date  June 25, 2003                          By: /s/ Michael V. Pappagallo
     ----------------                            --------------------------
                                             Name: Michael V. Pappagallo
                                             Its: Vice President - Treasurer




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